SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                       TO

                                 CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     September 17, 1996


                     WNC HOUSING TAX CREDIT FUND V, L.P., SERIES 3
             (Exact name of registrant as specified in its charter)


      California                     33-91136              33-6163848
(State or other jurisdiction      (Commission            (IRS Employer
 of incorporation)                 File Number)        Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565


                                       N/A
          Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

         a.       Financial Statements of Businesses Acquired.

                  Not Applicable.

         b.       Proforma Financial Information

                  Proforma Balance Sheet

                  Proforma Statement of Operations

                  Notes to Proforma Balance Sheet

         c.       Exhibits

                  10.1 Amended and Restated Agreement of Limited Partnership of Blessed Rock of El Monte
                           (previously filed)



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


                  WNC HOUSING TAX CREDIT FUND V, L.P., Series 3
                       (A California Limited Partnership)
                        (A Development-Stage Enterprise)
                             PROFORMA BALANCE SHEET
                                  June 30, 1996


                                     ASSETS

                                          Historical         Proforma           Proforma
                                            Balance         Adjustments          Balance

Cash                                      $6,590,926        $     8,550
                                                              (339,810)         $6,259,666

Subscriptions receivable                   1,685,130                             1,685,130
Loans receivable                              30,541                                30,541
Investment in limited partnerships         8,768,957          6,132,443
                                                                339,810         15,241,210
Other assets                                  18,534                  0             18,534
                                            --------       ------------             ------

                                          $17,094,08         $6,140,993        $23,235,081
                                           =========        ===========         ==========

                        LIABILITIES AND PARTNERS' CAPITAL
LIABILITIES:
  Advances due to affiliate
   of the general partner                $   349,518                         $    349,518
Notes payable to limited partnerships      3,469,560        $6,132,443          9,602,003
                                          -----------       -----------         ---------
                                           3,819,078         6,132,443          9,951,521

Partners' capital (Note 1):
  General partner                            (20,133)              (15)           (20,148)
  Limited partners                        13,295,143                           13,303,708
                                         ------------         ---------        ----------
                                                                 8,565
              Total partners' equity      13,275,010             8,550         13,283,560
                                         ------------        ----------        ----------

                                         $17,094,088        $6,140,993        $23,235,081
                                        =============       ==========         ==========

                              -Unaudited-
             See Accompanying Notes to Proforma Financial Statements
                                      FS-1








                  WNC HOUSING TAX CREDIT FUND V, L.P., SERIES 3
                       (A California Limited Partnership)
                        (A Development-Stage Enterprise)

                        PROFORMA STATEMENT OF OPERATIONS

                   For the Period January 1, to June 30, 1996


                                                Historical     Proforma              Proforma
                                                  Balance     Adjustments            Balance

      Interest income                            $ 36,504                             $ 36,504
                                                   ------                               ------

      Operating expenses:
      Amortization                                  8,155                                8,155
      Asset management fees                        24,750                               24,750
      Legal and accounting                          1,864                                1,864
      Other                                         3,247                                3,247
                                                    -----                                -----

      Total operating expenses                     38,016                               38,016
                                                   ------                               ------

      Income (loss) from operations               (1,512)                              (1,512)

      Equity in loss from limited partnerships   (45,200)          $ (7,555)          (52,755)
                                                 -------           ---------           -------

      Net loss                                  $(46,712)           $(7,555)         $(54,267)
                                                 =======             =======           =======

      Net loss allocated to:
        General partner                            $(467)              $(76)            $(543)
                                                   =====               ====              =====
        Limited partners                        $(46,245)           $(7,479)         $(53,724)
                                                 ========            =======          ========

      Net loss per weighted limited partner units
      outstanding (9,009)                         $(5.13)            $(0.83)           $(5.96)
                                                   =====              =====              =====



                                   -Unaudited-
             See Accompanying Notes to Proforma Financial Statements
                                      FS-2




                  WNC HOUSING TAX CREDIT FUND V, L.P., SERIES 3
                       (A California Limited Partnership)
                        (A Development-Stage Enterprise)
                     NOTES TO PROFORMA FINANCIAL STATEMENTS


NOTE 1 - GENERAL

The information contained in the following notes to the proforma financial statements is condensed from that which appears in the financial statements. Accordingly, these proforma financial statements should be reviewed in conjunction with the financial statements and related notes thereto contained in the WNC Housing Tax Credit Fund V, L.P., Series 3 financial statements dated June 30, 1996. WNC Housing Tax Credit Fund V, L.P., Series 3 is referred to in these notes as the "Partnership."

NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS

  As of June 30, 1996, the Partnership has been admitted as majority limited partner in eleven limited partnerships. Subsequent to June 30, 1996, the Partnership has acquired limited partnership interests in four limited partnerships, Blessed Rock, Heritage, Hillcrest, and Solomon and is negotiating to acquire limited partnership interests in three other partnerships. The investments commit the Partnership to capital contributions as follows:

                  Blessed Rock               $2,581,086
                  Broadway                    1,896,260
                  Curtis Associates              98,622
                  Escatawpa Village             268,831
                  Heritage Apartments           773,469
                  Hillcrest                     372,114
                  Soloman Associates            142,061
                                              ---------
                                             $6,132,443

In accordance with Article 11, Proforma Financial Information of Regulation S-X of the Securities and Exchange Commission, the accompanying proforma balance sheet was computed assuming that the limited partnerships discussed above were acquired at the end of the period presented. The adjustment to cash and limited partners equity of $8,550 reflects the net proceeds from July 1, 1996 to September 15, 1996, from issuance of 10 units of limited partners capital
($10,000 less commissions and offering costs of $1,450.) The adjustment of $6,132,443 reflects the Partnership's acquisition of limited partnership interests in the identified limited partnerships as if the Partnership's date of acquisition was June 30, 1996. The adjustment to liabilities of $6,132,443 reflects future capital contributions payable. The second adjustment to investment in limited

                                      FS-3



                  WNC HOUSING TAX CREDIT FUND V, L.P., SERIES 3
                       (A California Limited Partnership)
                        (A Development-Stage Enterprise)
                NOTES TO PROFORMA FINANCIAL STATEMENTS (CONTNUED)


NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS (Continued)

partnerships and the second adjustment to cash of $339,810 reflects the acquisition fees for the acquisition of the identified limited partnerships.

Hillcrest had operations during the period presented. A proforma loss of $7,555 has been recorded in the Proforma Statement of Operations reflecting income from Hillcrest incurred during the period January 1, 1995 to June 30, 1996. The other six limited local partnerships were under construction or rehabilitation during the period presented and had no operations which should be reported.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WNC HOUSING TAX CREDIT FUND V, L.P., SERIES 3
Date:  December 6, 1996           By:     WNC &  Associates, Inc.,
                                          General Partner

                                           By:      /s/ JOHN B. LESTER, JR.
                                                       John B. Lester, Jr.,
                                                           President



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